UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 22, 2017

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 1.01; 5.02(e) Entry Into a Material Definitive Agreement; Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2017, Winnebago Industries, Inc. (“Company”) and Vice President and Chief Financial Officer Bryan L. Hughes ("Executive") entered into a customary Executive Change of Control Agreement ("the Agreement"). The Agreement provides for compensation to be paid to the Executive in certain situations specified in the Agreement when a change of control occurs. A change of control for purposes of the Agreement means the time when (i) any person or entity becomes an Acquiring Person (as defined in the Agreement), which generally means an acquisition of 20% or more the Company's common stock, or (ii) individuals who shall qualify as Continuing Directors (as defined in the Agreement) of the Company shall have ceased for any reason to constitute at least a majority of the Board of Directors of the Company. In the event a change of control occurs, the Executive shall be entitled to a payment of three times the average aggregate compensation paid to the Executive during the three fiscal years immediately preceding the change of control if the Executive is terminated within three years of the change in control, other than by his death, Disability, Retirement, termination for Cause by the Company (as such terms are defined in the Agreement), or if he voluntarily terminates his employment with the Company, unless he does so for “Good Reason” as defined in the Agreement. The Agreement is designed to both retain the services of the Executive during the change of control process and to assure that the executive’s interests are closely aligned with the interests of shareholders. The Agreement does not provide for gross up of any payment made for applicable excise taxes. The foregoing discussion is a summary of the Agreement and is qualified entirely by reference to the terms of the Agreement, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Executive Change of Control Agreement between Winnebago Industries, Inc. and Bryan L. Hughes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Dated:	December 22, 2017	By:	/s/ Scott C. Folkers
		Name:	Scott C. Folkers
		Title:	Vice President, General Counsel & Secretary